                                                                   EXHIBIT 10.19

                                AMENDMENT TO THE
                             DEAN WITTER START PLAN
                             ----------------------

     WHEREAS, Dean Witter Reynolds Inc. ("DWR"), a Delaware corporation, maintains the Dean Witter START Plan, as amended (the "START Plan");

     WHEREAS, DWR desires that the START Plan be amended as set forth herein;

     NOW, THEREFORE, the START Plan is hereby amended as follows:

1.  Effective January 1, 2000, the definition of the term "Period of Service" in
Section 3(a) of the START Plan shall be amended by adding the following sentence to the end thereof:

          "Effective January 1, 2000, Period of Service shall include such periods as the Company determines are required to be taken into account for eligibility and vesting purposes in order to comply with Code section 414(n)(4)."

2. Effective January 1, 2001, Subsection (i) of Section 5(a) of the START Plan shall be amended by adding the following paragraph to the end thereof:

          "Notwithstanding the foregoing provisions of this Section 5(a)(i), effective January 1, 2001: each Participant who is an Eligible Employee or Immediately Eligible Employee may make Basic Pre-Tax Contributions to the Plan for any year equal to any whole percentage from 1% to 12% of the Participant's Earnings for such year, and no additional Supplemental Pre-Tax Contributions shall be permitted; the Plan Administrator may at any time and from time to time limit the amount of Basic Pre-Tax Contributions allowed to be made by some or all Eligible Employees or Immediately Eligible Employees to ensure compliance with applicable nondiscrimination or other rules, provided however, that in no event shall any such limitation restrict employees that are not Highly Compensated Employees to any greater extent than similarly situated individuals that are Highly Compensated Employees."

3. Effective January 1, 2001, Section 5(e) of the START Plan shall be amended by adding the following sentence to the end thereof:

          "In the event that a Participant's Elective Deferrals and his elective deferrals (as defined by Code section 402(g)) to all plans other than the START Plan exceed the limit set forth in Code section 402(g) and the Plan Administrator cannot reasonably distribute such Excess Elective Deferrals prior to the April 15th next following the close of the taxable year in which the excess deferrals were made, then such Participant's Excess Elective Deferrals shall remain in the Trust on the same terms and subject to the same distribution rules as other Elective Deferrals."

4. Effective January 1, 2000, Section 5(f)(1) of the START Plan shall be amended by adding the following two sentences to the end thereof:

          "Effective for Plan Years beginning on or after January 1, 1997 and before January 1, 2001, the ADP test shall be applied using the current year testing method. Effective for Plan Years beginning on or after January 1, 2001, the ADP test shall be applied using the prior year testing method."

5. Effective January 1, 1997, with respect to Plan Years beginning on or after such date, clause (iv) of Section 5(f)(2) of the START Plan shall be amended to read as follows:

          "(iv) all such Qualified Non-Elective Contributions and Qualified Matching Contributions are allocated to the accounts of Eligible Employees as of a date within the Plan Year (pursuant to Regulations section 1.401(k)-(b)(4)(i)(A)) as if such contributions were Elective Deferrals and as if such contributions are made before the end of the 12-month period immediately following the Plan Year to which the contributions relate; and,"

6. Effective January 1, 2000, with respect to Plan Years beginning on or after such date, the third sentence of Section 5(g)(1) of the START Plan shall be amended by inserting the phrase "Excess Contribution for the preceding Plan Year allocated to the Participant" in lieu of the phrase "Excess Contribution on behalf of the Participant for the preceding Plan Year".

7. Effective January 1, 2000, Section 5(h)(1) of the START Plan shall be amended by adding the following two sentences to the end thereof:

          "Effective for Plan Years beginning on or after January 1, 1997 and before January 1, 2001, the ACP test shall be applied using the current year testing method. Effective for Plan Years beginning on or after January 1, 2001, the ACP test shall be applied using the prior year testing method."

8. Effective January 1, 1997, Section 5(h)(2) of the START Plan shall be amended to read as follows:

     "(2) Contributions made by or on behalf of Highly Compensated Employees shall not exceed the limits imposed upon multiple use of the alternative limitation by Code section 401(m)(9). For this purpose, Code section 401(m)(9) and Regulations section 1.401(m)-2(b) are incorporated herein by reference. For Plan Years beginning prior to

     January 1, 1997, if one or more Highly Compensated Employees' Contributions exceed the multiple use limit, then the Actual Contribution Ratio ("ACR") of Highly Compensated Employees shall be reduced (starting with such Highly Compensated Employee whose ACR is the highest) so that the limit is not exceeded, and the amount of any such reduction shall be treated as an Excess Aggregate Contribution. For Plan Years beginning on or after January 1, 1997, if the sum of the ADP and the ACP of Highly Compensated Employees exceeds the multiple use limit, then the ACP of Highly Compensated Employees shall be reduced in the same manner as that used in determining Excess Aggregate Contributions, and the amount by which each Highly Compensated Employees' Contributions is thereby reduced shall be treated as an Excess Aggregate Contribution; and for these purposes, the ADP and ACP of Highly Compensated Employees are determined after any adjustments required to pass the tests described in Sections 5(f)(1) and 5(h)(1) and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use shall not occur if the ADP and ACP of Highly Compensated Employees is not greater than 125% of the ADP and ACP of non-Highly Compensated Employees."

9. Effective January 1, 1997, clause (iv) of Section 5(h)(3) of the START Plan shall be amended to read as follows:

          "(iv) the Qualified Non-Elective Contributions are allocated to the accounts of Eligible Employees as of a date within the Plan Year (pursuant to Regulations section 1.401(k)-(b)(4)(i)(A)) and the Elective Deferrals satisfy Regulations section 1.401(k)-1(b)(4)(i) for the Plan Year; and the Qualified Non-Elective Contributions are made before the end of the 12-month period immediately following the Plan Year to which the contributions relate, and,"

10. Effective January 1, 1997, Section 5(i)(1) of the START Plan shall be amended to read as follows:

          "Notwithstanding any other provision of this Plan, Excess Aggregate Contributions allocated to Highly Compensated Employees plus any income or minus any loss allocable thereto shall be forfeited, if forfeitable, or, if not forfeitable, distributed not later than the last day of each Plan Year on the basis of the respective portions of such Excess Aggregate Contributions allocated to Highly Compensated Employees whose Contributions for a Plan Year must be reduced under Section 5(h) and, effective January 1, 1997, Code section 401(m)(6)(C), to enable the Plan to satisfy the ACP test."

11. Effective January 1, 1997, Section 5(i)(2) of the START Plan shall be amended by inserting the phrase "or, for Plan Years beginning on or after January 1, 1997, Excess Aggregate Contribution for the preceding Plan Year allocated to the Highly Compensated Employee" immediately following the phrase "Excess Aggregate Contributions on behalf of the Highly Compensated Employee for the preceding Plan Year".

12. Effective March 1, 2001, Sections 6(a) through 6(c) of the START Plan shall be amended to read as follows:

     "SECTION 6.  INVESTMENT OF EMPLOYEE CONTRIBUTIONS.
                  ------------------------------------

        "(a) Investment of Employee Contributions.  A Participant shall, in a
             ------------------------------------
     manner prescribed by the Plan Administrator, direct the investment of his or her Employee Contributions among the Investment Funds available under the Plan in whole one-percentage increments, all of which together shall equal 100%; provided that, prior to March 1, 2001, any such direction shall be limited to no more than five available Investment Funds and shall only be made in whole percentage increments that are multiples of 10%.

        "(b) Changing Investment Directions for Future Contributions. In
             -------------------------------------------------------
     accordance with procedures established by the Plan Administrator for this purpose, a Participant may elect to change the Investment Funds in which his or her future Employee Contributions will be invested and/or the percentage of such contributions that will be invested in any available Investment Fund; provided that such elections shall be made in whole one-percentage increments, all of which together shall equal 100% and that only one change may be effected in any day; and provided, further, that prior to March 1, 2001, Participants shall be limited to one such election per quarterly record provided to the Participant by the Plan Administrator (or as otherwise determined by the Plan Administrator on a uniform and nondiscriminatory basis), which election shall be limited to no more than five available Investment Funds per election and shall only be made in whole percentage increments that are multiples of 10%.

        "(c) Fund Balance Transfers.  In accordance with procedures established
             ----------------------
     by the Plan Administrator for this purpose, a Participant may elect to transfer all or any portion of his or her Employee Contribution Accounts among available Investment Funds (a "Fund Balance Transfer" or "FBT") subject to the provisions of this Section 6(c). A Participant may make one FBT per business day, subject to Section 6(e), provided that prior to March 1, 2001, a Participant may make one FBT per quarterly record provided to the Participant by the Plan Administrator (or as otherwise determined by the Plan Administrator on a uniform and nondiscriminatory basis)."

        "With respect to FBTs directed before March 1, 2001, FBTs shall only be made in whole percentage increments that are multiples of 10%, shall be directed in whole shares or percentages of shares credited from an Investment Fund to up to five other Investment Funds, and shall otherwise be subject to the provisions of the Plan in effect as of the date of the direction. In transferring assets among Investment Funds prior to March 1, 2001, the Plan Administrator shall deduct the amount(s) to be transferred from the Participant's Employee Contribution Accounts in the following order:

                (1) Supplemental After-Tax;
                (2) Basic After-Tax;
                (3) Basic After-Tax Adjustment;
                (4) Supplemental Pre-Tax; and,
                (5) Basic Pre-Tax."

        "In the case of an FBT on or after March 1, 2001, the Plan Administrator shall transfer assets among Investment Funds from the Participant's Accounts in the order determined by the Plan Administrator on a uniform and nondiscriminatory basis."

13. Effective March 1, 2001, Section 6(d) of the START Plan shall be amended by inserting the following language immediately following the title "Diversification of Company Contribution Account":
------------------------------------------------

          "(i)  On or After March 1, 2001.  Each eligible Participant may make
                -------------------------
     an election to direct the investment of the eligible portion of his or her Company Contribution Account to such designated investment funds (as defined below) as he or she shall select. For purposes of this Section 6(d), "designated investment funds" shall be such alternative investment funds established within the Plan or in another defined contribution plan of the Company or one of its Affiliates that is intended to be qualified under Code section 401(a) to receive the transfers described in this
     Section 6(d) which the Plan Administrator shall designate from time to time as alternative investment funds (or in the absence of such a designation, all of the Investment Funds under this Plan that are available for investments of new Pre-Tax Contributions at the time the election under this Section 6(d) is made); provided that, for purposes of this Section 6(d), an "eligible Participant" shall mean any Participant who has attained age 55.

          "(ii) The portion of an eligible Participant's Company Contribution Account which is subject to an election to change investments is equal to the excess of (I) over (II) as follows:

                    (I) 50% of the total number of shares of MWD Stock that have ever been allocated to such Participant's Company Contribution Account as of the date of such Participant's election (adjusted appropriately to reflect subdivision or combinations of such shares or similar transactions); provided that "75%" shall be substituted for "50%" for any eligible Participant who has attained age 60; and

                    (II) the number of shares of MWD Stock that have ever been allocated to such Participant's Company Contribution Account (adjusted appropriately to reflect subdivisions or combinations of such shares or similar transactions) that have been alternatively invested or transferred to another plan by the Participant pursuant to his or her prior elections under this
               Section 6(d).

          "(iii)  An election to direct an investment transfer under this
     Section 6(d) will be given effect as soon as administratively practicable. An eligible Participant may make up to four such elections in any Plan Year.

          "(iv)  Prior to March 1, 2001."
                 ----------------------

14. Effective March 1, 2001, the last sentence of Section 6(d) of the START Plan shall be renumbered as clause (v) of Section 6(d).

15. Effective March 1, 2001, Section 6(e) of the START Plan shall be amended by adding the following to the end thereof:

        "The Plan Administrator shall adopt such rules and procedures as it deems advisable with respect to all matters relating to the election and use of the Investment Funds and the MSDW Stock Fund. The Plan Administrator shall have the right, without prior notice to any Participant, to suspend for a limited period of time daily transfers between and among Investment Funds or the MSDW Stock Fund or to delay effecting transfers between and among Investment Funds or the MSDW Stock Fund for one or more days if the Plan Administrator determines that such action is necessary or advisable
     (A) in light of unusual market conditions, (B) in response to technical or mechanical problems with the automated system or the Plan's third-party record keeper or (C) in connection with any suspension of normal trading activity on the New York Stock Exchange or other applicable exchange or automated trading system.

16. Effective March 1, 2001, Section 7(b) of the START Plan shall be amended to read as follows:

        "(b) Investment of Trust Fund.  Except as otherwise provided in
             ------------------------
     Section 6(d), all Company Contributions shall be invested entirely in the Morgan Stanley Dean Witter Stock Fund; prior to March 1, 2001, all Dean Witter Discover Stock, Sears Stock, Allstate Stock, and SPS Stock (prior to October 15, 1998) included in Rollover or Qualified Plan Transfer Contributions, or cash in lieu of fractional shares of Stock, shall be invested in the Dean Witter Discover Stock Fund, the Sears Stock Fund, the Allstate Stock Fund, or the SPS Fund as appropriate. All other contributions shall be invested in such Investment Funds as the Company shall specify in accordance with the investment directions of the appropriate Participant. Notwithstanding any provision of the Plan to the contrary, any amounts that are attributable to employer contributions and that are held in the SPS Stock Fund on October 15, 1998, or the Sears or Allstate Stock Funds on March 1, 2001, shall be transferred to the Morgan Stanley Dean Witter Stock Fund as soon as practicable after such respective dates.

17. Effective March 1, 2001, Section 7(c) of the START Plan shall be amended to read as follows:

        "(c) Investment Funds.  The Trust Fund shall be composed of the Morgan
             ----------------
     Stanley Dean Witter Stock Fund, effective as of March 1, 2001, and such other Investment Funds as shall be designated by the Company pursuant to
     Section 7(c)(ii).  Prior to March 1, 2001,
     the Trust Fund also included the Sears Stock Fund and the Allstate Stock Fund, and prior to October 15, 1998, the SPS Stock Fund, and all references in the Plan to such Funds shall be construed in a manner consistent with the liquidation of such Funds effective as of March 1, 2001."

18. Effective March 1, 2001, Subsections (iii) and (iv) of Section 7(c) of the START Plan shall be amended by adding the phrase "Prior to March 1, 2000" at the beginning of each such Subsection.

19. Effective January 1, 2001, clause (iv) of Section 8(a) of the START Plan shall be amended by adding the phrase "made before January 1, 2001" immediately after the phrase "Supplemental Pre-Tax Contributions".

20. Effective March 1, 2001, Section 9(b) of the START Plan shall be amended by replacing the phrase "in a money market fund designated as an Investment Fund under the Plan" with the phrase "in an Investment Fund designated from time to time by the Plan Administrator on a uniform and nondiscriminatory basis".

21. Effective March 1, 2001, Section 10(b) of the START Plan shall be amended to read as follows:

     "(b)  Forfeitures. Effective March 1, 2001, the non-vested portion of the
           -----------
     Matching Contribution Account of a Participant shall be forfeited as of the end of the month in which occurs such Participant's Termination of Employment; provided that the non-vested portion of the Matching Contribution Account of any Participant whose Termination of Employment is prior to March 1, 2001 shall be forfeited as of the last day of the Plan Year in which such Participant terminates employment except that the non-vested portion of the Matching Contribution Account of any Participant who was an Employee before January 1, 1989 but did not have at least one Hour of Service on or after

     January 1, 1989 shall be forfeited in accordance with the rules applicable under the Plan immediately prior thereto. Notwithstanding the foregoing, if a Participant who terminates employment shall subsequently be credited with one Year of Service before incurring five consecutive One Year Breaks, the amount so forfeited shall be restored to such Participant's Matching Contribution Account without adjustment for income, gains or losses; provided that such restoration shall be made from forfeitures arising in the Plan Year in which the restoration occurs and, to the extent necessary, from a special Company contribution which shall be made for that purpose. The foregoing forfeiture provisions shall only apply to the extent permitted by applicable law."

22. Effective March 1, 2001, Section 11(a) of the START Plan shall be amended by adding the following to the end thereof:

     "With respect to distributions occurring on or after March 1, 2001, a Participant may request a distribution of all or any portion of his Plan Benefit, in accordance with procedures specified by the Plan Administrator; provided that a Participant may not receive more than two distributions in any calendar year and may not receive a single distribution which is less than $500 (or the amount of the Participant's remaining Plan Benefit, if less) under this Section 11(a). In the case of a distribution under this
     Section 11(a) which is less than the entire amount of a Participant's Plan Benefit, the Plan Administrator shall withdraw assets from the Participant's Accounts in the order determined by the Plan Administrator on a uniform and nondiscriminatory basis in accordance with applicable law."

23. Effective March 1, 2001, the first sentence of Section 11(b) of the START Plan shall be amended by adding the phrase "Prior to March 1, 2001," immediately prior to the phrase "Subject to Section 11(c)," and a new sentence shall be added immediately following the first sentence of Section 11(b) to read as follows:

          "On or after March 1, 2001, subject to Section 11(c), a Participant's Plan Benefit shall be distributed as soon as practicable after the date as of which the Participant's employment with all members of the Affiliated Group terminates."

24. Effective March 1, 2000, Section 11(d) of the START Plan shall be amended by adding the following phrase to the end of the first sentence thereof:

          "; provided that, following the death of a Participant on or after March 1, 2000, any amount distributed pursuant to this Section 11(d) shall be distributed no later than December 31st of the calendar year which contains the fifth anniversary of the Participant's death."

25. Effective March 1, 2000, the second sentence of Section 11(d) of the START Plan shall be amended by adding the phrase "Subject to the provisions of the foregoing sentence" immediately prior to the phrase "Upon the death of a Participant".

26. Effective January 1, 2000, Section 11(g) of the START Plan shall be amended by adding the following sentence immediately after the end of the second sentence thereof:

          "In addition, effective January 1, 2000, this election shall not apply to a hardship distribution under Section 12(g) except to the extent prescribed by rules and regulations issued by the Secretary of the Treasury."

27. Effective March 1, 2001, Section 12(a) of the START Plan shall be amended by adding the phrase "except as otherwise specifically provided in this Section 12," immediately prior to the phrase "a Participant may not withdraw".

28. Effective March 1, 2001, the portion of Section 12(b) of the START Plan following clause (i) shall be amended to read as follows:

          "(ii) Prior to March 1, 2001, a Participant may not make more than one withdrawal for any quarterly record; on and after March 1, 2001, a Participant may not make more than two withdrawals (other than hardship withdrawals described in Section 12(g)) per calendar year."

          "(iii) A Participant may not make a withdrawal from the Participant's Pre-Tax Accounts except (A) after attaining age 59 1/2 or (B) upon suffering a hardship, as provided in Sections 12(d) and (g)."

29. Effective January 1, 2001, Section 12(c) of the START Plan shall be amended by adding the phrase, "prior to January 1, 2001," immediately after the word "If".

30. Effective March 1, 2001, the Section 12(d) of the START Plan shall be amended to read as follows:

     Source and Amount of Withdrawal.  In making a withdrawal or hardship
     -------------------------------
     withdrawal under this Section 12, a Participant shall specify the Investment Fund (or Funds) from which the withdrawal or hardship withdrawal is to be made and the amount (a specified number of whole shares or the entire balance in a particular Investment Fund as of the Valuation Date of the Quarter preceding the Quarter in which the withdrawal or hardship withdrawal is made) in accordance with such procedures as the Plan Administrator shall provide. In the case of a hardship withdrawal prior to March 1, 2001, the Plan Administrator shall, after determining that the Participant has taken any loan permitted under Section 12(g) and withdrawn all available assets from Employee After-Tax

     Accounts, withdraw assets from an Investment Fund (or Funds) first from the Participant's Supplemental Pre-Tax Account and then from the Participant's Basic Pre-Tax Account. In the case of a withdrawal prior to March 1, 2001 (other than a hardship withdrawal), in withdrawing assets from an Investment Fund (or Funds) the Plan Administrator shall withdraw assets from the Participant's Employee Contribution Accounts in the following order:

                (1) Supplemental After-Tax;
                (2) Basic After-Tax;
                (3) Basic After-Tax Adjustment;
                (4) Supplemental Pre-Tax; and,
                (5) Basic Pre-Tax."

     "In the case of a withdrawal, including a hardship withdrawal, on or after March 1, 2001, the Plan Administrator shall withdraw assets from the Participant's Accounts in the order determined by the Plan Administrator on a uniform and nondiscriminatory basis in accordance with applicable law."

31. Effective March 1, 2001, Section 12(e) of the START Plan shall be amended to read as follows:

          "(e)  Time of Payment of Withdrawals.  Withdrawals, and hardship
                ------------------------------
     withdrawals described in this Section 12, will be paid as soon as administratively practicable following the approval of the Participant's request for a withdrawal (or prior to March 1, 2001, normally approximately eight weeks following the receipt of a Participant's request for a withdrawal)."

32. Effective March 1, 2001, Section 12(f) of the START Plan shall be amended by adding the phrase "Prior to March 1, 2001," immediately prior to the phrase "All withdrawals from Employee Accounts" and by adding a new paragraph to the end thereof to read as follows:

          "On and after March 1, 2001, all withdrawals under this Section 12 shall be distributed in the form of a lump sum payment consisting of (i) cash equal to the value of the portion of the Participant's Accounts being withdrawn or (ii) at the election of the Participant and as permitted under this Section 12, whole shares of MWD Stock, Sears Stock and/or Allstate Stock (each as may be credited to the Participant's Accounts) and cash equal to the amount of any uninvested cash, plus the value of the portions of the Participant's Accounts that are invested in all Investment Funds other than the MWD, Sears and Allstate Stock Funds, in such proportions as the Participant may elect and in the aggregate equal to the value of the portion of the Participant's Accounts being withdrawn. Unless the Participant elects otherwise, payment will be made in accordance with clause (i) of the preceding sentence. If a distribution is made in the form of shares of stock, any unpaid dividends which may be due with respect to such stock and any portion to be distributed representing fractional shares of such stock shall be paid in cash."

33. Effective March 1, 2001, clause (i) of Section 12(g) of the START Plan shall be amended by adding the phrase "prior to March 1, 2001" to the beginning thereof.

34. Effective March 1, 2001, clause (i) of Section 12(g) of the START shall be amended by adding the following paragraph to the end thereof:

          `"In the case of a hardship withdrawal on or after March 1, 2001, the Plan Administrator shall withdraw assets from the Participant's Accounts in the order determined by the Plan Administrator on a uniform and nondiscriminatory basis in accordance with applicable law."

35. Effective March 1, 2001, the last sentence of Subsection (ii)(B) of Section 12(h) of the START Plan shall be amended to read as follows:

          "Notwithstanding the foregoing, no loan shall be granted under this
     Section 12(h) in an amount less than $500; provided that, prior to March 1, 2001, no loan shall be granted in an amount less than $1,000."

36.   Effective January 1, 2000, a new Subsection (xii) shall be added to
Section 12(h) of the START Plan to read as follows:

          "(xii)  Loan Procedures.  The Plan Administrator shall promulgate loan
                  ---------------
     procedures consistent with this Section 12, which, as amended from time to time, are hereby incorporated into and which hereby form a part of this Plan."

37. Effective January 1, 1998, the first sentence of Subsection (i) of Section 13(b) of the START Plan shall be amended to read as follows:

        "(i)   Definitions.  For purposes of this Section 13, compensation shall
               -----------
     be determined on the basis of compensation actually paid and includible in gross income during the year, plus, for limitation years beginning after December 31, 1997, any elective deferrals or contributions made with respect to a Participant as described in Code section 415(c)(3)(D); the limitation year shall be the Plan Year; and excess amount shall mean the difference between a Participant's annual additions and the maximum permissible amount of such annual additions."

38. Effective January 1, 2000, with respect to Participants, including retired and terminated Participants who are entitled to or receiving benefits under the START Plan, Section 13(b) of the START Plan is amended by adding the following sentence to the end thereof:

          "This Subsection (iv) shall apply only for limitation years beginning before January 1, 2000."

39. Effective January 1, 2001, Section 14(a) of the START Plan shall be amended by adding the following to the end thereof:

          "The Plan Administrator shall have the power and the duty to take all actions and to make all decisions necessary or proper to carry out its responsibilities under the Plan. The Plan Administrator shall have full power and authority to interpret and construe the Plan under all applicable documents related thereto, to make all factual determinations under the Plan, to determine benefit eligibility, and to take all such actions and make all such interpretations as may be necessary or advisable for the operation and administration of the Plan. The determination of the Plan Administrator (or the Hearing Panel as provided in Section 17) as to any question involving the administration and interpretation of the Plan shall be final, conclusive and binding on all persons claiming to have a right or interest in or with respect to the Plan. Such determinations may only be reversed under administrative or judicial review upon a finding that the Plan Administrator acted in an arbitrary and capricious manner. Benefits under this Plan will be paid only if the Plan Administrator (or for matters referred to the Hearing Panel, the Hearing Panel) decides in his discretion that the applicant is entitled to them."

40. Effective January 1, 2001, Section 14(d) of the START Plan shall be amended by adding the following to the end thereof:

       "The Company, in its sole discretion, may appoint officers, employees or the same as members of a committee which shall be responsible for administration of the Plan to the extent determined by the Company and which shall acknowledge their fiduciary status with respect to such Plan administration."

41. Effective January 1, 2001, Section 14(e) of the START Plan shall be amended by deleting the phrase "(except `trustee responsibilities' as defined in section 405(c)(3) of ERISA)."

42. Effective January 1, 2000, Sections 16 and 17 of the START Plan shall be amended and restated to read as follows:

          "SECTION 16 Claims Procedure.
           ---------------------------

                "(a)  Claims and Inquiries.  Effective January 1, 2000,
                      --------------------
          Sections 16 and 17 shall provide the exclusive rules relating to claims for benefits under the Plan. All claims for benefits and all inquiries concerning the Plan shall be submitted to the Plan Administrator at such address as the Plan Administrator shall designate from time to time. Claims for benefits must be in writing on the form prescribed by the Plan Administrator and must be signed by the person or persons indicated on such form.

                "(b)  Denial of Claims.  In the event any claim for benefits is
                      ----------------
          denied, in whole or in part, the Plan Administrator shall notify the claimant of such denial in writing and shall advise the claimant of his right to a review thereof. Such written notice shall set forth, in a manner calculated to be understood by the claimant, the specific reason or reasons for the denial, specific reference to the pertinent Plan provisions upon which the denial is based, a description of any additional information or material that is necessary for the claimant to perfect his claim for benefits, an explanation of why such information or material is necessary and an explanation of the Plan's review procedure. Such written notice shall be furnished to the claimant within 90 days after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. In no event shall such an extension exceed a period of 90 days from the end of the initial 90-day period; if such an extension is required, written notice thereof shall be furnished to the claimant before the end of the initial 90-day period. Such notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render a decision. If written notice of the denial of the claim for benefits is not furnished within the time specified in this Section, the claim shall be deemed denied and the claimant shall be permitted to appeal such denial in accordance with the review procedure described in paragraph 17(b) below.

          "SECTION 17  Hearing Panel.
           -------------------------

                (a)  Establishment of Hearing Panel.  The Board of Directors
                     ------------------------------
          shall appoint a "Hearing Panel," which shall consist of three or more individuals who may (but need not) be employees of the Company. The Hearing Panel shall be the named fiduciary that shall have the authority to act with respect to any appeal from the denial of a claim for benefits under the Plan. The Hearing Panel may adopt such rules and procedures, consistent with ERISA and the Plan, as it deems necessary or appropriate in carrying out its responsibilities under
          Section 16 and this Section. The Hearing Panel may delegate some or all of its rights, privileges and duties to such person(s) as it may choose; to the extent of such a delegation all references in this Section to the Hearing Panel shall be deemed to be references to such person(s).

                "(b)  Appeals from Claim Denials.  Any person whose claim for
                      --------------------------
          benefits is denied, in whole or in part, or such person's duly authorized representative, may appeal from such denial by submitting a request for review of the claim to the Hearing Panel within six months after receiving the written notice of denial from the Plan Administrator (or, in the case of a deemed denial, within six months after the claim is deemed denied). The Plan Administrator shall give the claimant (or his representative) an opportunity to review pertinent documents (except legally privileged materials) and to submit issues and comments in writing. A request for review shall be in writing and shall be submitted to the Hearing Panel at such address as the Plan Administrator shall designate from time to time. The request for review shall set forth all of the grounds on which it is based, all facts in support thereof and any other matters that the claimant deems pertinent. The Hearing Panel may require the claimant (or his representative) to submit such additional facts, documents or other material as it deems necessary or appropriate in making its review.

                "(c)  Decision on Review.  The Hearing Panel shall act upon a
                      ------------------
          request for review within 60 days after receipt thereof, unless special circumstances require an extension of time for processing, in which event a decision shall be rendered not more than 120 days after the receipt of the request for review. If such an extension is required, written notice thereof shall be furnished to the claimant (or his representative) before the end of the initial 60-day period. The Hearing Panel shall give written notice of its decision to the claimant (or his representative) and to the Plan Administrator. In the event that the Hearing Panel confirms the denial of the claim for benefits in whole or in part, such notice shall set forth, in a manner calculated to be understood by the claimant, the specific reason or reasons for the denial and specific reference to the pertinent Plan provisions upon which such denial is based. If written notice of the Hearing Panel's decision is not given to the claimant (or his representative) within the time prescribed in this Section 17(c), the claim shall be deemed denied on review.


                "(d)  Exhaustion of Administrative Remedies.  No legal or
                      -------------------------------------
          equitable action for benefits under the Plan shall be brought unless and until the claimant (i) has submitted a written claim for benefits in accordance with paragraph (a) of Section 16, (ii) has been notified that the claim has been denied (or the claim is deemed denied as provided in Section 16(b) above), (iii) has filed a written request for a review of the claim in accordance with paragraph (b) of this
          Section 17 and (iv) has been notified in writing that the Hearing Panel has affirmed the denial of the claim (or the claim is deemed denied on review as provided in

          Section 17(c) above). In addition, no legal or equitable action for benefits under the Plan may be brought after the earliest of (i) 120 days after the Hearing Panel has affirmed the denial of the claim (or the claim is deemed denied on review as provided in Section 17(c) above), (ii) three years after the date the claimant's benefits under the Plan commenced, or (iii) the end of the otherwise applicable statute of limitations period.

                "(e)  Authority of Hearing Panel.  The Hearing Panel, in its
                      --------------------------
          capacity as "named fiduciary," as defined under section 402(a)(1) of ERISA, shall have the discretionary authority to interpret and construe the terms of the Plan and to determine eligibility for and entitlement to Plan benefits in accordance with the terms of the Plan. Any reasonable construction or interpretation of the Plan's terms or determination made by the Hearing Panel as to eligibility or entitlements, adopted in good faith, shall be final and binding upon the Company, all participating Employers, Employees, Participants, Spouses, Surviving Spouses, their affiliates and their heirs, successors and assigns."

43. Effective August 5, 1997, the second sentence of Section 20(a) of the START Plan shall be amended to read as follows:

          "Notwithstanding the foregoing, the following shall not constitute a violation of this Section 20(a): (i) the creation, assignment or recognition of a right to all or any portion of a Participant's Plan Benefit made pursuant to a state domestic relations order, provided that such order is determined to be a "qualified domestic relations order" (as defined in Code section 414(p)) under written procedures adopted by the Plan Administrator or (ii) effective August 5, 1997, the required offset of a Participant's benefits pursuant to a judgment or settlement described in Code section 401(a)(13)(C)."

44.  Effective January 1, 2000, the definition of "Company Accounts" in Section
                                                   ----------------
21 of the START Plan is amended by adding the phrase "or Company Contribution
                                                         --------------------
Accounts" immediately following the term "Company Accounts".
--------                                  ----------------


45.  Effective January 1, 2000, the definition of "Credit Services Employee" in
                                                   ------------------------
Section 21 of the START Plan shall be amended by replacing the name "Novus Credit Services Inc." with the name "Novus Financial Corporation" and all references in the START Plan to "NCSI" shall be changed to "NFC".

46. Effective April 10, 1997, all references in the START Plan to the name "Dean Witter Discover Stock Fund" shall be replaced with the name "Morgan
--------------------------------
Stanley Dean Witter Stock Fund".

47. Effective January 1, 2001, all references in the START Plan to the name "Novus Financial Corporation" or "NFC" shall be replaced with the name "Morgan Stanley Dean Witter Credit Corporation".

48. Effective January 1, 1997, the last paragraph of the definition of "Earnings" in Section 21 of the START Plan is amended to read as follows:
---------

          "For Plan Years beginning before January 1, 1997: (i) in determining the compensation of a Participant for purposes of this limitation, the rules of Code section 414(g)(6) shall apply, except that in applying such rules the term "family" shall include only the spouse of the Participant and the lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year and (ii) notwithstanding the foregoing, for purposes of determining whether an individual is a Highly Compensated Employee or a member of the Top Paid Group, Earnings shall be determined without regard to the limits imposed by Code section 401(a)(17)."

49.  Effective January 1, 1997, the definition of "Excess Aggregate
                                                   ----------------
Contributions" in Section 21 of the START Plan is amended to read as follows:
-------------

          " `Excess Aggregate Contributions' means:
             -------------------------------

          (i) with respect to Plan Years beginning before January 1, 1997, the amount by which Contributions made by or on behalf of Highly Compensated Employees exceed the limits described in Code section 401(m)(2). The amount of Excess Aggregate Contributions shall be determined by first reducing the Actual Contribution Ratio ("ACR"), as defined by Code section 401(m)(3) and regulations thereunder, of the Highly Compensated Employee with the highest ACR to the extent necessary to satisfy the ACP test described in Section 5(h) or to cause such ratio to equal the ACR of the Highly Compensated Employee with the next highest ACR and, second, repeating this process until the ACP test is satisfied. The amount of Excess Aggregate Contributions for a Highly Compensated Employee is then equal to the total of the Highly Compensated Employee's contributions taken into account for purposes of the ACP test minus the product of the Highly Compensated Employee's reduced ACR as determined above and the Highly Compensated Employee's Earnings. In the case of a Highly
          Compensated Employee whose ACR is determined under the family aggregation rules, the determination of the amount of Excess Aggregate Contributions shall be made by allocating the Excess Aggregate Contributions determined under the "leveling" method described herein among the Family members in proportion to the Contributions of each Family member taken into account for purposes of the ACP test."

          (ii) with respect to Plan Years beginning on or after January 1, 1997, the aggregate amount by which the amount of Contributions made by or on behalf of Highly Compensated Employees which are taken into account for purposes of the ACP test exceeds the maximum amount of such Contributions permitted in Section 5(h) and in Code section 401(m)(2). The maximum amount of such Contributions shall be determined by hypothetically reducing the Contributions made by or on behalf of Highly Compensated Employees in order of their Actual Contribution Ratios ("ACRs"), as defined by Code section 401(m)(3) and regulations thereunder, beginning with the highest of such ACRs. Excess Aggregate Contributions for a Plan Year shall be allocated to Highly Compensated Employees in accordance with Code section 401(m)(6)(C), on the basis of the largest dollar amounts of such Contributions taken into account for purposes of the ACP test for the Plan Year, beginning with the highest such dollar amounts."

50. Effective January 1, 1997, with respect to Plan Years beginning on or after such date, the definition of "Excess Contributions" in Section 21 of the
                                    --------------------
START Plan shall be amended to read as follows:

       " `Excess Contributions' means:
          ---------------------

       (i) with respect to Plan Years beginning before January 1, 1997, the amount by which Contributions made by or on behalf of Highly Compensated Employees exceed the limits described in Code section 401(k)(3). The amount of Excess Contributions shall be determined by first reducing the Actual Deferral Ratio ("ADR") as defined by Code section 401(k)(3)(B) and regulations thereunder of the Highly Compensated Employee with the highest ADR to the amount necessary to satisfy the ADP test described in
       Section 5(f) or cause such ratio to equal the ADR of the Highly Compensated Employee with the next highest ADR and, second, repeating this process until the ADP test is satisfied. The amount of Excess Contributions for a Highly Compensated Employee is then equal to the total of Elective Deferrals and other Contributions taken into account for the ADP test minus the product of the Highly Compensated Employee's reduced ADR as determined above and the Highly Compensated Employee's Earnings. In the case of a Highly Compensated Employee whose ADR is determined under the family aggregation rules, the determination of the amount of Excess Contributions shall be made by allocating the Excess Contributions determined under the "leveling" method described herein among the Family members in proportion to the Contributions of each Family member taken into account for purposes of the ADP test, and

       "(ii)   with respect to Plan Years beginning on or after January 1, 1997, the aggregate amount by which the amount of Contributions made by or on behalf of Highly

       Compensated Employees which are taken into account for purposes of the ADP test exceeds the maximum amount of such Contributions permitted in
       Section 5(f) and in Code section 401(k)(3). The maximum amount of such Contributions shall be determined by hypothetically reducing the Contributions made by or on behalf of Highly Compensated Employees in order of their Actual Deferral Ratios ("ADRs"), as defined by Code section 401(k)(3)(B) and regulations thereunder, beginning with the highest of such ADRs. Excess Contributions for a Plan Year shall be allocated to Highly Compensated Employees in accordance with Code section 401(k)(8)(C), on the basis of the largest dollar amounts of such Contributions taken into account for purposes of the ADP test for the Plan Year, beginning with the highest such dollar amounts."

51.   Effective January 1, 1997, the definition of "Highly Compensated Active
                                                    -------------------------
Employee" in Section 21 of the START Plan is amended to read as follows:
--------

          "`Highly Compensated Active Employee' means for Plan Years beginning
            ----------------------------------
       before December 31, 1996, a "Highly Compensated Active Employee" as defined under the Plan as in effect for such Plan Year. For Plan Years beginning after December 31, 1996 and on or prior to December 31, 1999, "Highly Compensated Active Employee" shall mean any Employee who (i) was a 5% owner (as defined in Code section 416(i)(1)) during the Plan Year or the preceding Plan Year or (ii) for the preceding Plan Year had compensation (within the meaning of Code section 414(q) as in effect for the Plan Year of determination) from the Company or an Affiliated Group member in excess of $80,000, as adjusted by the Secretary of the Treasury or a delegate thereof in accordance with Code section 414(q). For Plan Years beginning after December 31, 1999, a "Highly Compensated Active Employee" shall mean any Employee who (i) was a 5% owner (as defined in Code section 416(i)(1)) during the Plan Year or the preceding Plan Year or (ii) for the preceding Plan Year had compensation (within the meaning of Code section 414(q) as in effect for the Plan Year of determination) from the Employer or an Affiliated Group member in excess of $80,000, as adjusted by the Secretary of the Treasury or a delegate thereof in accordance with Code section 414(q), and was in the Top Paid Group of Employees for such preceding Plan Year. Notwithstanding anything contained herein to the contrary, solely for the purpose of determining the Employees who are Highly Compensated Active Employees for the 1997 Plan Year, the definition of Highly Compensated Active Employee in effect for the 1997 Plan Year will be treated as having been in effect for the 1996 Plan Year. For purposes of the definition of "Highly Compensated Active Employee," Employee shall not include a non-resident alien who receives no earned income from sources within the United States."


52.  Effective January 1, 1997, the definition of "Highly Compensated Former
                                                   -------------------------
Employee" in Section 21 of the START Plan shall be amended to read as follows:
--------

             "`Highly Compensated Former Employee' means a former Employee who
               ----------------------------------
     was a Highly Compensated Active Employee at the time of his Severance Date or was a Highly Compensated Active Employee at any time after attaining age
     55. For these purposes, the "Severance Date" means the date the Employee separates from service within the meaning of Code section 414(q)(6)(A).
     For Plan Years beginning prior to January 1, 1997, the definition of Highly Compensated Former Employee shall be determined under the terms of the Plan as in effect at the time of determination."

53.   Effective January 1, 2001, the definition of "Immediately Eligible
                                                    --------------------
Employee" shall be amended by adding the phrase "prior to March 1, 2001, and at
--------
least 20 Hours of Service a week on or after March 1, 2001" immediately following the phrase "at least 30 Hours of Service a week" in the first sentence thereof.

54.   Effective January 1, 1997, the first sentence in the definition of "Leased
                                                                          ------
Employee" in Section 21 of the START Plan shall be amended to read as follows:
--------

             " `Leased Employee' means, for Plan Years beginning before January
                ---------------
     1, 1997, a Leased Employee as defined under the Plan as in effect for such Plan Year, and for Plan Years beginning on or after January 1, 1997, any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person has performed services for the recipient (or for the recipient and related persons determined in accordance with Code section 414(n)(6)) on a substantially full time basis for a period of at least one year, and whose services are performed under the primary direction and control of the recipient within the meaning of Code section 414(n)(2)(C)."

55.   Effective January 1, 1997, the definition of "Top Paid Group" in Section
                                                    --------------
21 of the START Plan shall be amended by adding the phrase "for Plan Years beginning prior to January 1, 1997," immediately prior to the phrase "the top twenty percent of employees who performed services for the Affiliated Group" and by adding the following paragraph to the end thereof to read as follows:

             "For Plan Years beginning on or after January 1, 1997, the
     "Top Paid Group" means those Employees who are included in the group
     --------------
     consisting of the top 20% of the employees of the Company and its Affiliated Group members when ranked on the basis of compensation paid during the Plan Year, as determined in accordance with Code section 414(q)(3). For these purposes, (i) employees of an Affiliated Group member shall include employees of any entity that would be taken into account pursuant to Code section 414(q)(7); and (ii) the number of employees in the Top Paid Group of Employees shall be determined by excluding a person who has not completed at least six months of service, normally works less than 17 1/2 hours each week, normally works less than six months during a Plan Year, has not attained age 21, is a non-resident alien and receives no earned income from sources within the United States, or, except to the extent required to be included by Code section 414(q), who is included in a unit of employees covered by a collective bargaining agreement."

56.   Effective January 1, 2001, the definition of "Participating Company" in
                                                    ---------------------
Section 21 of the START Plan shall be amended by adding the following sentence to the end thereof:

"A list of Participating Companies, and the respective dates of their participation in the START Plan, is attached hereto as Appendix A."

57. Effective January 1, 1997, Section 21 of the START Plan is amended by adding the definition of "Pre-Tax Contributions" as follows:
                          ---------------------

          " `Pre-Tax Contributions' means Basic Pre-Tax Contributions and
             ---------------------
     Supplemental Pre-Tax Contributions."

58.   Effective March 1, 2001, the definition of "Valuation Date" in Section 21
                                                  --------------
of the START Plan shall be amended to read as follows:

          " `Valuation Date' means (i) before March 1, 2001, the last day of any
             --------------
     Quarter on which the New York Stock Exchange was open and Stock was traded and such other dates as the Plan Administrator shall determine, and (ii) on and after March 1, 2001, each day on which the New York Stock Exchange is open and such other dates as the Plan Administrator shall determine."

59. Effective January 1, 2001, the START Plan shall be amended by adding a new Appendix A to read as follows:

                                  "APPENDIX A
                            "PARTICIPATING COMPANIES
                            ------------------------

       "Participating Companies
        -----------------------

       "Dean Witter Futures and Currency Management ("FCM") Inc.

       "Morgan Stanley Dean Witter Advisors Inc., fka Dean Witter Intercapital
        Inc.

       "Dean Witter Realty Inc.

       "Dean Witter Reynolds Inc.

       "Morgan Stanley Dean Witter Bank, fka Mountainwest Financial Corp.

       "Morgan Stanley Dean Witter Distributors Inc., fka Dean Witter Distributors Inc.

       "Morgan Stanley Dean Witter Services Company Inc., fka Dean Witter Services Co. Inc.

       "Morgan Stanley Dean Witter Trust FSB, fka Dean Witter Trust FSB

       "Morgan Stanley Dean Witter Commercial Financial Services, Inc., effective January 1, 2001

       "Morgan Stanley Dean Witter Online Inc., effective May 1, 2000 through October 31, 2000

       "Morgan Stanley Dean Witter Credit Corporation, fka Novus Financial Corporation, effective January 1, 2000 through December 31, 2000

       "Discover Financial Services, Inc., fka Novus Services, Inc. "Discover Bank, fka Greenwood Trust Company
       "Morgan Stanley Dean Witter Bank, formerly Mountain West Financial Corporation

       "Novus Credit Services Inc.'

60. Effective January 1, 2000, Section 1(5) of Supplement C of the START Plan shall be amended by adding the following sentence to the end thereof:

          "This Section 1(5) shall apply only for limitation years beginning before January 1, 2000."

61. Effective January 1, 1998, Section 3(b) of Supplement C of the START Plan shall be amended by adding the following phrase at the end of the sentence:

     "plus, for Plan Years beginning after December 31, 1997, any elective deferrals or contributions made with respect to a Participant as described in Code section 415(c)(3)(D)".

62. Effective January 1, 1998, Section 3(d) of Supplement C of the START Plan shall be amended by modifying the third-to-the-last sentence thereof to read as follows:

          `Annual Compensation' means Compensation as defined in Code section 415(c)(3), including, for Plan Years beginning before January 1, 1998, amounts contributed by the Company or a Participating Company pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code sections 125, 402(a)(8), 402(h) or 403(b).

63. Effective January 1, 2001, Supplement D of the START Plan shall be restated in its entirety as set forth on "Restated Supplement D" attached hereto as Exhibit A.

64. Effective January 1, 2001, the START Plan shall be amended by adding a new Supplement F to the end thereof to read as follows:


                   "SUPPLEMENT F:  RULES RELATING TO CERTAIN
                              GROUPS OF EMPLOYEES

       "MSDW Online: With respect to employees of MSDW Online and its subsidiaries (collectively, "MSDW Online"), the following rules shall apply: As of May 1, 2000, employees of MSDW Online who otherwise meet the eligibility rules of the Plan (taking into account the provisions of this Supplement F), shall be Employees, Eligible Employees or Immediately Eligible Employees, as the case may be, under the terms of this Plan, and MSDW Online (including each of its subsidiaries) shall be a Participating Company in the Plan. Effective May 1, 2000, in the case of an employee who was an employee of MSDW Online prior to such date, Years of Service for periods prior to May 1, 2000, shall be determined by applying the rules of
     Section 3 to that period of employment. Notwithstanding the foregoing, Employees who were participants in the Discover Brokerage Direct 401(k) Profit Sharing Plan (the "MSDW Online Plan") as of April 30, 2000 will automatically become Participants in the Plan on May 1, 2000, and shall be subject to the following transition rules: such Employees' deferral elections under the MSDW Online Plan on April 30, 2000, shall be given effect under the Plan on and after May 1, 2000, subject to the provisions of Section 5(c) of the Plan; the vested portion of each such Employee's Matching Contribution Account shall be determined solely in accordance with the otherwise applicable provisions of the Plan, taking into account his or her service rendered to MSDW Online prior to May 1, 2000 to the extent provided above; for purposes of determining the amount of Matching Contributions and forfeitures, if any, to be allocated to such Employees for the Plan Year ending December 31, 2000, such Employee's elective deferrals to the MSDW Online Plan during the period beginning January 1, 2000 and ending December 31, 2000 (in addition to deferrals under the START Plan during such period), shall be taken into account as Basic and Supplemental Pre-Tax Contributions, subject to the limitations set forth in the Plan.

       "In addition, for purposes of determining the amount of Matching Contributions and forfeitures, if any, to be allocated for Plan Years ending on or after December 31, 2000, with respect to Participants who are employees of MSDW Online, MSDW Online shall be considered a member of the "Securities" Business Segment.

       "Effective as of the end of February 28, 2001, contingent on the receipt of a favorable determination from the Internal Revenue Service, the MSDW Online Plan shall be merged with and into the Plan. Prior to such merger on February 28, 2001, the contributions, benefits, and other rights of Participants who were participants in the MSDW Online Plan are determined under the terms of the MSDW Online Plan as in effect prior to its merger into the Plan. Any person who was covered under the MSDW Online Plan prior to its merger into the Plan and who was entitled to benefits under the provisions of such plans as in effect on February 28, 2001 shall continue to be entitled to the same amount of accrued benefits without change under this Plan; provided, however, that the forms of distribution (including for these purposes the time, manner and medium of distribution) available with respect to such accrued benefits shall be the forms of distribution available under the otherwise applicable provisions of the Plan plus such forms of distribution as may be required to be provided under Code section 411(d)(6)."

     "MSDW Commercial Financial Services, Inc.: With respect to employees of MSDW Commercial Financial Services, Inc. ("CFS"), the following rules shall apply: As of January 1, 2001, employees of CFS who otherwise meet the eligibility rules of the Plan (taking into account the provisions of this Supplement F), shall be Employees, Eligible Employees or Immediately Eligible Employees, as the case may be, under the terms of this Plan, and CFS shall be a Participating Company in the Plan. Effective January 1, 2001, in the case of an employee who was an employee of a member of the Affiliated Group prior to such date, Years of Service shall include, for vesting and eligibility purposes, service performed for such member of the Affiliated Group, determined with respect to the rules for crediting service under this Plan.

       "In addition, for purposes of determining the amount of Matching Contributions and forfeitures, if any, to be allocated for Plan Years ending on or after December 31, 2001, with respect to Participants who are employees of CFS, CFS shall be considered a member of the "Securities" Business Segment."


                              *******************

     IN WITNESS WHEREOF, the undersigned has hereunder set his hand as of the 1st day of January, 2001.

                                    DEAN WITTER REYNOLDS INC.

                                    By:   /s/ Michael T. Cunningham
                                          -------------------------

                                                                       Exhibit A
                             DEAN WITTER START PLAN
                             ----------------------

                   (Saving Today Affords Retirement Tomorrow)
                                  SUPPLEMENT D

                                  ------------
                      (Restated effective January 1, 2001)
                      -

                      PARTICIPANTS RESIDING IN PUERTO RICO
                      ------------------------------------

     1.  Establishment and Purpose. This Supplement D is established effective
         -------------------------
July 1, 1990 and amended and restated effective as of January 1, 2001 to provide for the inclusion of Puerto Rico resident employees of Dean Witter Reynolds, Inc. (in Puerto Rico) and of Dean Witter Puerto Rico, Inc. in the Plan and to provide for compliance with the provisions of the Puerto Rico Code. Such employees will be subject to the provisions of the Plan to which this Supplement D is attached, in addition to the provisions of this Supplement D. Except as otherwise provided herein, the terms of Supplement D as in effect prior to January 1, 2001 shall apply to determinations made prior to January 1, 2001.

     2.   New Definitions. For the purposes of this Supplement, certain terms
          ---------------
are defined and added to Section 21 of the Plan document to which this Supplement is attached. Except as provided in paragraph 3 of this Supplement D, any other capitalized term has the meaning assigned to it in Section 21 of the Plan document.

     "Puerto Rico Code" means the Puerto Rico Internal Revenue Code of 1994, as
      ----------------
amended from time to time.

     "Puerto Rico Eligible Employee" means any Eligible Employee who is a
      -----------------------------
resident of Puerto Rico.

     "Puerto Rico Highly Compensated Employee" means any Employee residing in
      ---------------------------------------
Puerto Rico who is "highly compensated" within the meaning of Section 1165(e)(3)(E)(iii) of the Puerto Rico Code.

     "Puerto Rico Participant" means an individual described in Section 2 of the
      -----------------------
Plan document and who is a resident of Puerto Rico.

     3.   Altered Definitions. For the purposes of this Supplement only, certain
          -------------------
definitions contained in Section 21 of the Plan document are altered as follows:

          (a)  "Earnings" for a Puerto Rico Participant means the sum of: (i)
                --------
total compensation paid to the Employee by any Participating Company which is subject to tax under the Puerto Rico Code and excludes any such compensation paid to the Employee for any period prior to the date he or she becomes a Participant or for any period during which he or she is not an Eligible Employee; plus (ii) any amounts contributed to the Plan by such Employee as Basic Pre-Tax and Supplemental Pre-Tax Contributions. Effective January l, 1994, the annual total compensation of a Participant that may be taken into account under the Plan as Earnings for any Plan Year shall not exceed $150,000, on such other amounts required under Code Section 401(a)(17) as adjusted by the Commissioner of Internal Revenue for increases in the cost-of-living in accordance with Code Section 401(a)(17). For Plan Years beginning before January 1, 1997, in determining the compensation of a Participant for purposes of this limitation the rules of Section 414(q)(6) of the Code shall apply, except that in applying such rules the term "family" shall include only the spouse of the Participant and the lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year.

          (b)  "Elective Deferrals" means elective deferrals within the meaning
                ------------------
of Section 402(g)(3) of the Code and Article 1165-8(g)(2) of the Regulation issued under Section 1165(e) of the Puerto Rico Code.

          (c)  "Employee" means any individual employed by any member of the
                --------
Affiliated Group or any other employer required to be aggregated with any member of the Affiliated Group under Sections 414(b), (c), (m) or (o) of the Code. The term "Employee" shall also include any Leased Employee deemed to be an employee of such employer as provided in Section 414(n) or (o) of the Code. The term "Employee" shall also include any employee of Dean Witter Reynolds, Inc. resident in Puerto Rico or any employee of Dean Witter Puerto Rico, Inc.

          (d)  "Excess Contributions" for a Puerto Rico Participant shall be
                --------------------
determined by substituting the phrase "Puerto Rico Highly Compensated Employee" for the phrase "Highly Compensated Employee"; by substituting the corresponding Section of the Puerto Rico Code for each Section of the Code and without regard to the family aggregation rule included in the last sentence of the definition of "Excess Contributions" in Section 21 of the Plan document.

          (e) "Excess Elective Deferrals" means those Elective Deferrals that
               -------------------------
are includible in the Puerto Rico Participant's gross income under Section 402(g) of the Code or under Section 1165(e)(7) of the Puerto Rico Code to the extent that such Puerto Rico Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such respective section.

          (f) "Participant" means an individual so described in Section 2 of the
               -----------
Plan including any such individual who resides in Puerto Rico.

     4.   Revised Section 4(c) Payment of Company Contributions. For the
          -----------------------------------------------------
purposes of this Supplement only, Section 4(c) will read as follows:

          (c) Payment of Company Contributions. The portion of the Company
              --------------------------------
Contribution to be made by each Participating Company in Puerto Rico for each Plan Year shall be determined by the Company and shall be paid to the Trustee at such time or times as the Participating Company in Puerto Rico shall determine, but in any event before the date for filing such Participating Company's Puerto Rico income tax return for the Plan Year, including any extension of such date.

     5. Revised Section 5 Employee Contributions. For the purposes of this
        -----------------------------------------
Supplement only, Sections 5(a), (b), (c), (d), (e), (f), (g), (j), (k) and (l) of the Plan document will read as follows and Sections 5(h) and (i) will not be applicable (for purposes of compliance with the Puerto Rico Code):

     SECTION 5:  Employee Contributions.
                 ----------------------

          (a)  Basic Contributions and Supplemental Pre-Tax Contributions. Each
               ----------------------------------------------------------
Puerto Rico Participant who is an Eligible Employee may make Basic Contributions to the Plan equal to 2%, 4% or 6% of Earnings for the Plan Year. Except to the extent provided in Section 5(b) below, each Puerto Rico Participant's Basic Contributions shall constitute Basic Pre-Tax Contributions. A Puerto Rico Participant who is not a Puerto Rico Highly Compensated Employee and who is making Basic Pre-Tax Contributions equal to 6% of Earnings may also elect to make Supplemental Pre-Tax Contributions to the Plan equal to any whole percentage, from 1% to 4% of Earnings.

          Notwithstanding the foregoing provisions of this Section 5(a), effective January 1, 2001: each Puerto Rico Participant who is an Eligible Employee may make Basic Pre-Tax Contributions to the Plan for any year equal to any whole percentage from 1% to 10% of the Puerto Rico Participant's Earnings for such year and no additional Supplemental Pre-Tax Contributions shall be permitted; a Puerto Rico Participant may make After-Tax Contributions equal to any whole percentage from 1% - 10% of the Puerto Rico Participant's Earnings; provided that a Puerto Rico Participant's combined Pre-Tax Contributions and After-Tax Contributions do not exceed 17% of the Puerto Rico Participant's Earnings; the Plan Administrator may at any time and from time to time limit the amount of Basic Pre-Tax Contributions allowed to be made by some or all Eligible Employees to ensure compliance with applicable nondiscrimination or other rules, provided, however, that in no event shall any such limitation restrict employees that are not Puerto Rico Highly Compensated Employees to any greater extent than similarly situated individuals that are Puerto Rico Highly Compensated Employees.
          (b)  Basic After-Tax Adjustment Contributions. In order that the Plan
               ----------------------------------------
may comply with the requirements of Sections 401(k) and 415 of the Code and the regulations thereunder and with the requirements of Section 1165(e) of the Puerto Rico Code and the regulations thereunder, at any time during the Plan Year the Plan Administrator (at its sole discretion) may reduce the rate at which any Puerto Rico Participant who is a Puerto Rico Highly Compensated Employee may contribute Basic Pre-Tax Contributions, or discontinue all such contributions, for the remainder of such Plan Year. Such a reduction or discontinuance may be applied selectively to individual Puerto Rico Participants who are Puerto Rico Highly Compensated Employees or to Particular classes of Puerto Rico Participants who are Puerto Rico Highly Compensated Employees, as the Plan Administrator may determine. Any Puerto Rico Participant whose Basic Pre-Tax Contributions are reduced or discontinued under this Section 5(b) shall make Basic After-Tax Adjustment Contributions to the Plan during the remainder of the Plan Year equal to the Percentage of the Puerto Rico Participant's Earnings that the Plan Administrator has determined cannot be made as Basic Pre-Tax Contributions; provided, that in order that the Plan may comply with the requirements of Section 401(m) of the Code and the regulations thereunder, at any time during the Plan Year the Plan Administrator (at its sole discretion) may reduce the rate at which a Puerto Rico Participant may contribute Basic After-Tax Adjustment Contributions, or discontinue all such contributions, for the remainder of such Plan Year. Any reduction or discontinuance of Basic Pre-Tax or Basic After-Tax Adjustment

Contributions made pursuant to this Section 5(b) shall automatically cease to apply upon the close of the Plan Year in which it is made, or on such earlier date in such Plan Year as the Plan Administrator may determine.

          (c)  Changing the Rate and Suspension of Basic Contributions and/or
               --------------------------------------------------------------
Supplemental Pre-Tax Contributions. As of the beginning of any Quarter, a Puerto
----------------------------------
Rico Participant may elect to change the rate of Basic Pre-Tax Contributions and/or any Supplemental Pre-Tax Contributions to any other rate that is within the limitations described in Sections 5(a) and 5(b) provided, however, that the Plan Administrator shall have the discretion to permit Puerto Rico Participant's to make one or more additional elections, provided, further, that the right to make such additional elections are made available to all Puerto Rico Participants on a nondiscriminatory basis. If a Puerto Rico Participant elects to reduce the rate of his or her Basic Pre-Tax Contributions to a rate that is below 6%, any Supplemental Pre-Tax Contributions being made by the Puerto Rico Participant shall automatically cease on the effective date of such election. If a Puerto Rico Participant is making Basic After-Tax Adjustment Contributions, and he or she elects to reduce the rate of his or her Basic Contributions, and if, as a result of such election, the Plan Administrator determines that it is no longer necessary for the Puerto Rico Participant to make some or all of such Basic After-Tax Adjustment Contributions, the appropriate amount of the Puerto Rico Participant's Basic After-Tax Adjustment Contributions shall automatically cease, effective as of the effective date of his or her election to change the rate of his or her Basic Contributions. As of any pay period, the Puerto Rico Participant may elect to discontinue all Supplemental Pre-Tax Contributions and/or Basic Pre-Tax Contributions, provided however, that an election to discontinue Basic Pre-Tax Contributions shall automatically discontinue any Supplemental Pre-Tax Contributions.

          (d)  Maximum Amount of Elective Deferrals. Notwithstanding anything to
               ------------------------------------
the contrary herein, the amount of Elective Deferrals made with respect to any individual during a calendar year under the Plan and all other plans, contracts or arrangements of any member of the Affiliated Group may not exceed the amount of the limitation in effect under Section 402(g)(1) of the Code and Section 1165(e) (7) of the Puerto Rico Code for taxable years beginning in such calendar year.

          (e)  Distribution of Excess Elective Deferrals. A Puerto Rico
               -----------------------------------------
Participant may assign to the Plan any Excess Elective Deferrals made during a taxable year of the Puerto Rico Participant by notifying the Plan Administrator on or before March 1 following the close of such taxable year of the amount of the Excess Elective Deferrals to be assigned to the Plan. Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 following such taxable year to any Puerto Rico Participant to whose account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

          (f)  Actual Deferral Percentage Test.
               -------------------------------

               (1) Elective Deferrals for Puerto Rico Participants shall not exceed the limits set forth in Section 1165(e)(3) of the Puerto Rico Code. For purposes of applying such limits, Section 1165(e)(3) of the PR Code and the regulations thereunder are incorporated by reference and are hereinafter referred to as the "PR ADP Test".

               (2) All or part of the Qualified Matching Contributions and Qualified Non-Elective Contributions made with respect to any or all Puerto Rico Eligible Employees may be treated as Elective Deferrals for purposes of the PR ADP Test provided that each of the following requirements is met:

                   (i) the nonelective contributions, including Qualified Non-Elective Contributions treated as Elective Deferrals for purposes of the PR ADP Test, satisfy the requirements of PR Code section 1165(a)(4);

                   (ii) the nonelective contributions, excluding Qualified Non-Elective Contributions treated as Elective Deferrals for purposes of the PR ADP Test, satisfy the requirements of PR Code section 1165(a)(4);

                   (iii) the matching contributions, including Qualified Matching Contributions treated as Elective Deferrals for purposes of the PR ADP Test, satisfy the requirements of PR Code section 1165(a)(4);

                   (iv) the matching contributions, excluding Qualified Matching Contributions treated as Elective Deferrals for purposes of the PR ADP Test, satisfy the requirements of PR Code section 1165(a)(4) ;


                   (v) all such Qualified Non-Elective Contributions and Qualified Matching Contributions are nonforfeitable when made and subject to the same distribution restrictions that apply to Elective Deferrals, without regard to whether such Qualified

Non-Elective Contributions and Qualified Matching Contributions are actually taken into account as Elective Deferrals;

                   (vi) all such Qualified Non-Elective Contributions and Qualified Matching Contributions are allocated to the accounts of Puerto Rico Eligible Employees as of a date within the Plan Year (pursuant to Regulations section 1.401(k)-1(B)(4)(i)(A)) as if such contributions were Elective Deferrals; and

                   (vii) for Plan Years beginning after December 31, 1988, if the Plan uses the provisions of subsection 5(f)(2) of this Supplement D for purposes of the PR ADP Test, then, for purposes of PR Code section 1165(a)(3) (other than the average benefit percentage test), the Plan may be aggregated with other plans of the Affiliated Group (determined with reference to PR Code section 1028) to which the qualified nonelective contributions and qualified matching contributions are made.

          (g)  Distribution of Excess Contributions.
               ------------------------------------

               (1) Notwithstanding any other provision of the Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of any Plan Year beginning after December 31, 1987 to Puerto Rico Participants to whose accounts Basic Pre-Tax, Qualified Matching and Qualified Non-Elective Contributions were allocated for the preceding Plan Year. The Excess Contributions shall be adjusted for income or loss up to the date of distribution. The income or loss allocable to Excess Contributions shall be determined by multiplying the income or loss allocable to the Puerto Rico Participant's Basic Pre-Tax, Supplemental Pre-Tax, Qualified Matching and Qualified Non-

Elective Contributions for the Plan Year allocated to the Puerto Rico Participant by a fraction, the numerator of which is the Excess Contribution for the Preceding Plan Year and the denominator of which is the sum of the Puerto Rico Participant's account balances attributable to Basic Pre-Tax, Supplemental Pre-Tax, Qualified Matching and Qualified Non-Elective Contributions on the last day of the preceding Plan Year. Amounts distributed under this Section 5(g) shall be made from the Puerto Rico Participant's Basic Pre-Tax, Qualified-Matching and Qualified Non-Elective Contribution Accounts in proportion to the Participant's Basic Pre-Tax, Qualified Matching and Qualified Non-Elective Contributions for the Plan Year.

               (2) A Puerto Rico Participant may treat Excess Contributions as an amount distributed to the Puerto Rico Participant and then contributed by the Puerto Rico Participant to the Plan as Basic After-Tax Adjustment Contributions. Such re-characterized amounts will remain nonforfeitable and subject to the same distribution requirements as Supplemental Pre-Tax Contributions. Amounts may not be re-characterized by a Puerto Rico Highly Compensated Employee to the extent that such amount in combination with other Basic After-Tax Adjustment would exceed 10% of the Puerto Rico Highly Compensated Employee's Earnings for the Plan Year. Re-characterization must occur no later than two and one-half months after the last day of the Plan Year in which the Excess Contributions arose and is deemed to occur no earlier than the date the last Puerto Rico Highly Compensated Employee is informed in writing of the amount which may be recharacterized and the consequences thereof.

               (3) The amount of Excess Contributions to be distributed under Subsection 5(g)(1) or recharacterized under Subsection 5(g)(2) shall be reduced by Excess

Elective Deferrals previously distributed under Section 5(e) for the Puerto Rico Participant's taxable year ending with or within the Plan Year for which such Excess Contributions were made.

          (j) Payroll Deductions. All Basic Contributions and Supplemental Pre-
              ------------------
Tax Contributions shall be made solely through periodic payroll deductions, unless the Plan Administrator consents to another method of payment. All Basic Contributions and Supplemental Pre-Tax Contributions withheld during any calendar month shall be paid to the Trustee not later than the last day of the next following month and shall be credited to the appropriate Employee Accounts as soon as practicable thereafter.

          (k)  Salary Reduction and Tax Status of Pre-Tax Contributions. For
               --------------------------------------------------------
Federal and Puerto Rico tax purposes, Basic Pre-Tax Contributions and Supplemental Pre-Tax Contributions shall be deemed to be Company Contributions to the Plan, and a Puerto Rico Participant's election to make such contributions shall constitute an election to have the amount of his or her compensation that otherwise would have been reported as taxable compensation on Form W-2/PR reduced by the amount of such contributions.

          (l)  Administrative Procedures. The Plan Administrator may require
               -------------------------
Puerto Rico Participants to complete and file such forms, within such time periods as it shall determine, before any election under this Section 5 may take effect.

     6. Revised Section 6 Amendment and Termination of This Supplement. For the
        ---------------------------------------------------------------
purposes of this Supplement only, Section 6 of the Plan document will read as follows:

     SECTION 6.   Amendment and Termination of This Supplement.
                  --------------------------------------------

          (a)  Amendment Required for Qualification. All provisions of this
               ------------------------------------
Supplement, and all benefits and rights granted hereunder, are subject to any amendments, modifications or alterations which are necessary from time to time to qualify the Plan and Supplement under Section 401(a) or 501(a) of the Code or under Section 1165(a) of the Puerto Rico Code, to continue the Plan as so qualified, or to comply with any other provision of law. Accordingly, notwithstanding Section 19(a) of the Plan or any other provision of this Plan, the Company may amend, modify or alter the Plan, with or without retroactive effect, in any respect or manner necessary to qualify the Plan and Supplement under Section 401(a) of the Code or under Section 1165(a) of the Puerto Rico Code.

          (b)   Reversion of Funds.
                ------------------

                (i) All employer contributions are expressly conditioned on their deductibility under Section 404 of the Code and Section 1023(n) of the Puerto Rico Code. To the extent permissible under ERISA, any employer contribution shall be returned to the appropriate Participating Company, upon its written request, to the extent that the contribution is disallowed as a deduction, within one year after such disallowance;

          (ii) In the event that, due solely to the inclusion of this Supplement D, the Commissioner of Internal Revenue determines that the Plan would cease to be qualified under the Code or the Secretary of the Puerto Rico Treasury determines that the Plan is not initially qualified under the Puerto Rico Code, to the extent permissible under ERISA, any contributions made by or on behalf of a Puerto Rico Participant must be returned to the appropriate Puerto Rico Participant and to the appropriate Participating Company within one year after the date of such determination. The return of contributions to a Participating Company is further conditioned upon the Company's having made the application for the qualification by the time Prescribed by law for filing the Company's return for the taxable year in which Supplement D is adopted, or such later dates as the Secretary of the Treasury or the Secretary of the Puerto Rico Treasury may prescribe.

                                 *******************

          IN WITNESS WHEREOF, the undersigned has hereunder set his hand as of this 1st day of January, 2001.

                              DEAN WITTER REYNOLDS INC.

                              By: /s/ Michael T. Cunningham
                                  -------------------------